CONVERTIBLE NOTES PAYABLE (Tables)	12 Months Ended
Dec. 31, 2024
Convertible Notes Payable
SCHEDULE OF CONVERTIBLE NOTES PAYABLE

On December 31, 2024 and 2023, convertible notes payable consisted of the following:

	December 31,
	2024	2023
Convertible notes payable	$-	$475,000
Less: debt discount	-	(131,204)
Convertible notes payable, net	-	343,796
Less: current portion of convertible notes payable	-	(343,796)
Convertible notes payable – long-term	$-	$-